                               AMENDMENT AGREEMENT
                               -------------------

        THIS AMENDMENT AGREEMENT is entered into as of November ___, 2005 by and among Able Energy, Inc., a Delaware corporation, having a principal place of business at 198 Green Pond Road, Rockaway, New Jersey 07866 (the "COMPANY") and each of the other parties set forth on the signature page herein (each a "HOLDER" and collectively, the "HOLDERS").

        WHEREAS, the Company previously entered into a Securities Purchase Agreement dated July 12, 2005 (the "AGREEMENT") whereby the Company issued and sold to each Holder securities of the Company consisting of Variable Rate Convertible Debentures in the aggregate principal sum of $2,500,000 (individually, each a "DEBENTURE" and, collectively, the "DEBENTURES").

        WHEREAS, the parties hereto intend to amend the Debentures to reflect an amendment to the principal redemption and interest payment obligations of the Company.

        WHEREAS, the parties hereto intend to terminate Section 4.17 of the Agreement and in lieu thereof to issue to the Holders a new callable common stock purchase warrant.

        NOW THEREFORE, for and in consideration of the above recitals, the parties to this Amendment hereby agree as follows:

                1. All initially capitalized, undefined terms used herein shall have the meanings ascribed to such terms in the Agreement, Debentures and the other agreements entered into in connection therewith.

                2. The Maturity Date of the Debentures shall be amended from July 12, 2007 to August 12, 2007.

                3. The definition of "MONTHLY REDEMPTION DATE" in the Debentures shall be deleted in its entirety and be replaced with the following for all purposes:

                        "MONTHLY REDEMPTION DATE" MEANS THE 1ST OF EACH MONTH,
                COMMENCING ON THE EARLIER OF (A) THE 1ST OF THE MONTH IMMEDIATELY FOLLOWING THE EFFECTIVE DATE AND (B) JANUARY 1, 2006 AND ENDING UPON THE FULL REDEMPTION OF THIS DEBENTURE.

                4. The parties agree that Section 2(a) of the Debentures is deleted in its entirety and is replaced with the following, which shall be substituted as Section 2(a) of the Debentures for all purposes (it being understood that for illustration purposes only, the changes to this Section 2(a) of the Debenture are highlighted in yellow below):

                "Section 2 INTEREST"

                A) PAYMENT OF INTEREST IN CASH OR KIND. THE COMPANY SHALL PAY INTEREST TO THE HOLDER ON THE AGGREGATE UNCONVERTED AND THEN OUTSTANDING PRINCIPAL AMOUNT OF THIS DEBENTURE AT THE RATE PER ANNUM EQUAL TO LIBOR FOR THE


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

                        APPLICABLE INTEREST PERIOD PLUS 4.0% OR SUCH LESSER RATE AS SHALL BE THE HIGHEST RATE PERMITTED BY APPLICABLE LAW, PAYABLE QUARTERLY ON APRIL 1, JULY 1, OCTOBER 1 AND JANUARY 1, BEGINNING ON JANUARY 1, 2006, ON EACH MONTHLY REDEMPTION DATE (AS TO THAT PRINCIPAL AMOUNT THEN BEING REDEEMED), ON EACH CONVERSION DATE (AS TO THAT PRINCIPAL AMOUNT THEN BEING CONVERTED), ON EACH OPTIONAL REDEMPTION DATE (AS TO THAT PRINCIPAL AMOUNT THEN BEING REDEEMED) AND ON THE MATURITY DATE (EXCEPT THAT, IF ANY SUCH DATE IS NOT A BUSINESS DAY, THEN SUCH PAYMENT SHALL BE DUE ON THE NEXT SUCCEEDING BUSINESS DAY) (EACH SUCH DATE, AN "INTEREST PAYMENT DATE"), IN CASH OR SHARES OF COMMON STOCK AT THE INTEREST CONVERSION RATE, OR A COMBINATION THEREOF (THE AMOUNT TO BE PAID IN SHARES, THE "INTEREST SHARE AMOUNT"); PROVIDED, HOWEVER, THAT
                        (I) PAYMENT IN SHARES OF COMMON STOCK MAY ONLY OCCUR IF DURING THE 20 TRADING DAYS IMMEDIATELY PRIOR TO THE APPLICABLE INTEREST PAYMENT DATE (THE "INTEREST NOTICE PERIOD") AND THROUGH AND INCLUDING THE DATE SUCH SHARES OF COMMON STOCK ARE ISSUED TO THE HOLDER ALL OF THE EQUITY CONDITIONS, UNLESS WAIVED BY THE HOLDER IN WRITING, HAVE BEEN MET AND THE COMPANY SHALL HAVE GIVEN THE HOLDER NOTICE IN ACCORDANCE WITH THE NOTICE REQUIREMENTS SET FORTH BELOW AND (II) AS TO SUCH INTEREST PAYMENT DATE, PRIOR TO SUCH INTEREST NOTICE PERIOD (BUT NOT MORE 5 TRADING DAYS PRIOR TO THE COMMENCEMENT OF THE INTEREST NOTICE PERIOD), THE COMPANY SHALL HAVE DELIVERED TO THE HOLDER'S ACCOUNT WITH THE DEPOSITORY TRUST COMPANY A NUMBER OF SHARES OF COMMON STOCK TO BE APPLIED AGAINST SUCH INTEREST SHARE AMOUNT EQUAL TO THE QUOTIENT OF (X) THE APPLICABLE INTEREST SHARE AMOUNT DIVIDED BY (Y) THE THEN CONVERSION PRICE (THE "INTEREST CONVERSION SHARES").

                5. Any rights by the Holders relating to any defaults, breaches, insufficiencies or failures of the Company solely to render payments or amounts which may have otherwise been due and payable under the Debentures but for this Amendment are and were, as of the date of such defaults, waived by the Holders.

                6. Section 4.17 of the Agreement is hereby deleted and of no further force or effect.

                7. The Company shall issue to each Holder four common stock purchase warrants (the "NEW WARRANTS") as follows and which, except as specifically set forth below, shall be in the form the Warrants:

                a. for each $100,000 principal amount of Debenture purchased pursuant to the Agreement, a warrant to purchase up to 114,000 shares of Common Stock, subject to adjustment therein, with an exercise price equal to $7.50, subject to adjustment therein, and which shall include no Put Provision (as defined below in Section
                        8);


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

                b. for each $100,000 principal amount of Debenture purchased pursuant to the Agreement, a warrant to purchase up to 24,000 shares of Common Stock, subject to adjustment therein, with an exercise price equal to $7.50, subject to adjustment therein, and which shall include a Put Provision with a Threshold Price (as defined below in Section 8) equal to $8.50, subject to adjustment therein;

                c. for each $100,000 principal amount of Debenture purchased pursuant to the Agreement, a warrant to purchase up to 24,000 shares of Common Stock, subject to adjustment therein, with an exercise price equal to $7.50, subject to adjustment therein, and which shall include a Put Provision with a Threshold Price equal to $9.50, subject to adjustment therein;

                d. for each $100,000 principal amount of Debenture purchased pursuant to the Agreement, a warrant to purchase up to 24,000 shares of Common Stock, subject to adjustment therein, with an exercise price equal to $7.50, subject to adjustment therein, and which shall include a Put Provision with a Threshold Price equal to $10.50, subject to adjustment therein; and

                e. for each $100,000 principal amount of Debenture purchased pursuant to the Agreement, a warrant to purchase up to 24,000 shares of Common Stock, subject to adjustment therein, with an exercise price equal to $7.50, subject to adjustment therein, and which shall include a Put Provision with a Threshold Price equal to $11.50, subject to adjustment therein

                8. The New Warrants (other than as required by Section 7(a) above) shall include the following provision (the "PUT PROVISION") as Section 2(f) therein:

                        "2(F) PUT PROVISION. SUBJECT TO THE PROVISIONS OF
                SECTION 2(D) AND THIS SECTION 2(F), IF, AFTER THE EFFECTIVE DATE
                (I) THE VWAP FOR EACH OF 5 CONSECUTIVE TRADING DAYS (THE "MEASUREMENT PERIOD", WHICH 5 TRADING DAY PERIOD SHALL NOT HAVE COMMENCED UNTIL AFTER THE EFFECTIVE DATE) EXCEEDS $[INSERT FROM
                SECTION 7 AS APPLICABLE] (SUBJECT TO ADJUSTMENT FOR REVERSE AND FORWARD STOCK SPLITS, STOCK DIVIDENDS, STOCK COMBINATIONS AND OTHER SIMILAR TRANSACTIONS OF THE COMMON STOCK THAT OCCUR AFTER THE INITIAL EXERCISE DATE) (THE "THRESHOLD PRICE"), THEN THE COMPANY MAY, WITHIN ONE TRADING DAY OF THE END OF ANY MEASUREMENT PERIOD, BY DELIVERY OF WRITTEN NOTICE TO THE HOLDER, REQUIRE THE HOLDER TO EXERCISE ALL OR ANY PORTION OF THIS WARRANT FOR WHICH A NOTICE OF EXERCISE HAS NOT YET BEEN DELIVERED (SUCH RIGHT, A "PUT"). TO EXERCISE THIS RIGHT, THE COMPANY MUST DELIVER TO THE HOLDER AN IRREVOCABLE WRITTEN NOTICE (A "PUT NOTICE"), INDICATING THEREIN THE PORTION OF UNEXERCISED PORTION OF THIS WARRANT TO WHICH SUCH NOTICE APPLIES. IF THE CONDITIONS SET FORTH BELOW FOR SUCH PUT ARE SATISFIED FROM THE PERIOD FROM THE DATE OF THE PUT NOTICE THROUGH AND INCLUDING THE PUT DATE (AS DEFINED BELOW), THEN ANY PORTION OF THIS WARRANT SUBJECT TO SUCH PUT NOTICE FOR WHICH A NOTICE OF EXERCISE SHALL NOT HAVE BEEN RECEIVED BY THE PUT DATE SHALL BE DEEMED EXERCISED AT 6:30 P.M. (NEW YORK CITY TIME) ON THE TENTH


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

                TRADING DAY AFTER THE DATE THE PUT NOTICE IS RECEIVED BY THE HOLDER (SUCH DATE, THE "PUT DATE"). ANY UNEXERCISED PORTION OF THIS WARRANT TO WHICH THE PUT NOTICE DOES NOT PERTAIN WILL BE UNAFFECTED BY SUCH PUT NOTICE. IN FURTHERANCE THEREOF, THE COMPANY COVENANTS AND AGREES THAT IT WILL HONOR ALL NOTICES OF EXERCISE WITH RESPECT TO WARRANT SHARES SUBJECT TO A PUT NOTICE THAT ARE TENDERED THROUGH 6:30 P.M. (NEW YORK CITY TIME) ON THE PUT DATE. THE PARTIES AGREE THAT ANY NOTICE OF EXERCISE DELIVERED FOLLOWING A PUT NOTICE SHALL FIRST REDUCE TO ZERO THE NUMBER OF WARRANT SHARES SUBJECT TO SUCH PUT NOTICE PRIOR TO REDUCING THE REMAINING WARRANT SHARES AVAILABLE FOR PURCHASE UNDER THIS WARRANT. FOR EXAMPLE, IF (X) THIS WARRANT THEN PERMITS THE HOLDER TO ACQUIRE 100 WARRANT SHARES, (Y) A PUT NOTICE PERTAINS TO 75 WARRANT SHARES, AND (Z) PRIOR TO 6:30 P.M. (NEW YORK CITY TIME) ON THE PUT DATE THE HOLDER TENDERS A NOTICE OF EXERCISE IN RESPECT OF 50 WARRANT SHARES, THEN (1) ON THE PUT DATE THE RIGHT UNDER THIS WARRANT TO ACQUIRE 25 WARRANT SHARES WILL BE AUTOMATICALLY CANCELLED, (2) THE COMPANY, IN THE TIME AND MANNER REQUIRED UNDER THIS WARRANT, WILL HAVE ISSUED AND DELIVERED TO THE HOLDER 50 WARRANT SHARES IN RESPECT OF THE EXERCISES FOLLOWING RECEIPT OF THE PUT NOTICE, AND (3) THE HOLDER MAY, UNTIL THE TERMINATION DATE, EXERCISE THIS WARRANT FOR 25 WARRANT SHARES (SUBJECT TO ADJUSTMENT AS HEREIN PROVIDED AND SUBJECT TO SUBSEQUENT PUT NOTICES). SUBJECT AGAIN TO THE PROVISIONS OF THIS SECTION 2(F), THE COMPANY MAY DELIVER SUBSEQUENT PUT NOTICES FOR ANY PORTION OF THIS WARRANT FOR WHICH THE HOLDER SHALL NOT HAVE DELIVERED A NOTICE OF EXERCISE. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS WARRANT, THE COMPANY MAY NOT DELIVER A PUT NOTICE OR REQUIRE THE CANCELLATION OF THIS WARRANT (AND ANY PUT NOTICE WILL BE VOID), UNLESS, FROM THE BEGINNING OF THE 5 CONSECUTIVE TRADING DAYS USED TO DETERMINE WHETHER THE COMMON STOCK HAS ACHIEVED THE THRESHOLD PRICE THROUGH THE PUT DATE, (I) THE COMPANY SHALL HAVE HONORED IN ACCORDANCE WITH THE TERMS OF THIS WARRANT ALL NOTICES OF EXERCISE DELIVERED BY 6:30 P.M. (NEW YORK CITY TIME) ON THE PUT DATE, (I) A MATERIAL ADVERSE EFFECT (AS DEFINED IN THE PURCHASE AGREEMENT) HAS NOT OCCURRED DURING THE PERIOD FROM THE CLOSING DATE TO THE PUT DATE, (II) THE EQUITY CONDITIONS (AS DEFINED IN THE DEBENTURES) ARE SATISFIED, (III) THE REGISTRATION STATEMENT SHALL BE EFFECTIVE AS TO ALL WARRANT SHARES AND THE PROSPECTUS THEREUNDER AVAILABLE FOR USE BY THE HOLDER FOR THE RESALE OF ALL SUCH WARRANT SHARES, (IV) THE WARRANT SHARES SHALL BE LISTED OR QUOTED FOR TRADING ON THE TRADING MARKET, (V) THERE IS A SUFFICIENT NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FOR ISSUANCE OF ALL SECURITIES UNDER THE TRANSACTION DOCUMENTS INCLUDING THE WARRANT SHARES, AND (IV) THE ISSUANCE OF THE SHARES SHALL BE IN ACCORDANCE WITH SECTION 2(D) HEREIN. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL THE COMPANY EXERCISE ITS RIGHT TO CALL THIS WARRANT OR ANY OTHER WARRANTS OF THE SAME SERIES ISSUED PURSUANT TO THE PURCHASE AGREEMENT, AS AMENDED, TO THE EXTENT THAT, IN THE AGGREGATE AMONG ALL SUCH WARRANTS, INCLUDING THIS WARRANT, IN EXCESS OF 600,000 SHARES OF COMMON STOCK, SUBJECT TO ADJUSTMENT HEREUNDER, ARE SUBJECT TO A CALL IN ANY 30 CONSECUTIVE DAY PERIOD, EXCEPT THAT FOR ANY ONE 30 CONSECUTIVE DAY PERIOD DURING THE EXERCISE PERIOD SUCH LIMIT MAY BE INCREASED, AT THE OPTION OF THE COMPANY UPON 30 DAYS' PRIOR WRITTEN NOTICE TO THE HOLDER,, BY 100,000 SHARES OF COMMON STOCK, SUBJECT TO ADJUSTMENT HEREUNDER. THE COMPANY'S RIGHT TO CALL


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

                THIS WARRANT SHALL BE EXERCISED RATABLY AMONG ALL OF THE HOLDERS OF THE WARRANTS ISSUED PURSUANT TO THE PURCHASE AGREEMENT, AS AMENDED, BASED ON EACH SUCH HOLDER'S INITIAL PURCHASE OF DEBENTURES ."

                9. The definition of "DEBENTURES" set forth in Section 1.1 of the Agreement is hereby amended to include the terms of this Amendment. The definition of "WARRANTS" set forth in Section 1.1 of the Agreement is hereby amended to include the New Warrants. All provisions in the transaction documents shall be deemed to apply to the New Warrants including but not limited to, the Company's obligation to register the Warrant Shares underlying the New Warrants as if issued at the Closing and the obligation of the Company to list such Warrant Shares on the Trading Market; PROVIDED, HOWEVER, the Company's obligations to register the Warrant Shares issuable pursuant to the New Warrants shall be subject to the following provisions: (a) as to the Warrant Shares issuable upon exercise of the New Warrants issued pursuant to Section 7(b), the "Filing Date" and the "Effective Date" shall be the same as applies to the initial Registration Statement filed pursuant to the Registration Rights Agreement; (b) as to the Warrant Shares issuable upon exercise of the New Warrants issued pursuant to Sections 7(c), 7(d) and 7(e), the "Filing Date" shall be the 5th Trading Day following the Effective Date of the initial Registration Statement filed pursuant to the Registration Rights Agreement and the "Effective Date" shall be the 60th day following such Filing Date; and (c) as to the Warrant Shares issuable upon exercise of the Warrants issued pursuant to Section 7(a), the "Filing Date" shall be the 6 month anniversary of the date hereof and the "Effective Date" shall be the 60th day following such Filing Date.

                10. This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument

                11. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed pursuant to the terms of the Agreement.

                12. Within 2 Trading Days of the date hereof, the Company shall file a Current Report on Form 8-K or on the Registration Statement on Form S-1 registering for resale the Registrable Securities disclosing the material terms of this Amendment and attaching this Amendment as an exhibit thereto.

                13. Except as expressly set forth herein, all of the terms and conditions of the Agreement, the Debentures, the Registration Rights Agreement and the Warrants shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein and the provisions of this Amendment, if not expressly set forth herein, shall otherwise be subject to the provisions of the Agreement.

                14. The obligations of each Holder under this Amendment are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Amendment. Nothing contained herein or in this Amendment, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Amendment, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. Each Holder has been represented by its own separate legal counsel in their review and negotiation of this Amendment. For reasons of administrative convenience only, Holders and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Holders but only Omicron Master Trust. The Company has elected to provide all Holders with the same terms under this Amendment for the convenience of the Company and not because it was required or requested to do so by the Holders.

                       REMAINDER INTENTIONALLY LEFT BLANK


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        IN WITNESS WHEREOF, each party has executed this Amendment as of the date first written above.


ABLE ENERGY, INC.

By: _____________________________
Name:
Title:


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                  [SIGNATURE PAGE OF HOLDERS TO ABLE AMENDMENT]


Name of Holder: __________________________
SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: __________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________


                           [SIGNATURE PAGES CONTINUE]




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